ASSET PURCHASE AND SALE AGREEMENT


         THIS ASSET PURCHASE AND SALE AGREEMENT ("Agreement"), made and entered into this 1st day of October, 2002 by and between AMERICAN RESOURCES OFFSHORE, INC., whose address is 801 Travis Street, Suite 2100, Houston, TX 77002 ("Seller"), and FIDELITY EXPLORATION & PRODUCTION COMPANY, whose address is 1700 Lincoln, Suite 4600, Denver, CO 80293 ("Buyer").

                                    ARTICLE 1
                                    ---------

                                PURCHASE AND SALE

         1.01 Purchase and Sale. Subject to the terms of this Agreement, Seller agrees to sell the hereinafter described Assets to Buyer and Buyer agrees to purchase the Assets from Seller.

         1.02 Assets. The following items comprise the Assets:

                  (a) all of Seller's right, title and interest in and to the oil and gas leases and lands described in Exhibit A hereof, and in the wells located in and on such oil and gas leases, including, without limitation, operating rights and record title, working, leasehold, mineral, royalty, overriding royalty, net revenue, net profits or reversionary interests and any and all other interests in such oil and gas leases and lands (the "Leases");

                  (b) all of Seller's  right,  title and  interest in and to all wells, equipment, fixtures, platforms, personal property and improvements (including, without limitation, wellbores, pipe, inventory, facilities, supplies, materials, plant, pipelines, gathering lines, facilities and systems, processing facilities and systems and salt water disposal facilities and systems and any and all other personal, real , movable and immovable property, fixtures or equipment located on, appurtenant to or used in connection with the Leases now, as of the Effective Time or as of the Closing Date ("Equipment");

                  (c) all of Seller's right, title and interest in and to any and all contracts or agreements attributable to the ownership or operation of the Assets, any and all instruments, payout balances or commitments, any and all licenses, orders, permits, easements or rights-of-way and any and all other rights, privileges, benefits or powers of Seller relating to the Assets, together with all of Seller's rights, claims and causes of action under or otherwise deriving from the Assets after the Effective Time ("Contracts");

                  (d) all of Seller's right, title and interest in and to any and all oil, gas, condensate, related hydrocarbons and other minerals produced from the Leases after the Effective Time ("Substances");

                  (e) any and all accounts and funds including, without limitation, Seller's share of any gas imbalances, makeup obligations, abandonment escrow accounts, instruments, general intangibles, liens and security interests arising from the sale or other disposition of the items described in this Section 1.02 on or after the Effective Time ("Accounts").

                  (f) any and all of Seller's information relating to the Assets , including, without limitation, reservoir, land, operation and production files and other data including geological, engineering and proprietary geophysical data (both "2-D" and "3-D", to the extent that Seller is allowed to transfer such data pursuant to the applicable license agreements), maps, logs, core analyses, formation tests, production records and legal, title, accounting and contract files. ("Technical Files").

                  (g) Any and all of Seller's escrowed accounts for abandonment and the payment of taxes for production of oil or gas.

         1.03 Effective Time. The purchase and sale of the Assets shall be effective for all purposes on October 1, 2002, at 7:00 a.m., Central Standard Time ("Effective Time").

                                    ARTICLE 2
                                    ---------

                                 PURCHASE PRICE

         2.01 Purchase Price. The purchase price for the Assets is U.S. TWO MILLION, SEVEN HUNDRED THIRTY THOUSAND DOLLARS ($2,730,000.00) (the "Purchase Price").

         2.02 THIS SPACE IS INTENTIONALLY LEFT BLANK

         2.03 Adjustments to Purchase Price. The Purchase Price shall be adjusted as provided in this Section 2.03 and the resulting amount shall be referred to as the "Adjusted Purchase Price". Not less than two (2) days prior to the Closing Date, Seller shall deliver to Buyer a Preliminary Closing Statement, substantially in the form attached hereto as Schedule 2.03, setting forth adjustments to the Purchase Price using the best information then available and prepared in accordance with customary accounting principles used in the oil and gas industry.

                  (a) The Purchase Price shall be increased by the following:

                           (1) an amount equal to the  quantity of  merchantable
                  oil produced from the Leases and in storage at the Effective Time, and not sold or disposed of prior to Closing, multiplied by the market price for such oil at the Effective Time, net of all taxes and gravity adjustments and transportation expenses necessary to market such production.

                           (2) the amount of the operating and capital expenditures together with any lease operating expenses charged under applicable operating agreements and general and administrative costs charged as overhead charges under applicable operating agreements, that are (i) attributable to the Assets during the period between the Effective Time and Closing, (ii) incurred and paid by Seller, including without limitation capital expenditures approved in accordance with
                  Section 4.01 or otherwise made in compliance with this Agreement.

                           (3) taxes  paid by Seller  for  assessments  based on
                  ownership of the Assets after the Effective Time, the production of hydrocarbons therefrom, or the receipt of proceeds attributable thereto (excluding income taxes) after the Effective Time. Taxes based on production of hydrocarbons from the Assets prior to the Effective Time but assessed thereafter shall, unless payment thereof is covered by funds escrowed for that purpose, be the responsibility of Seller and no upward purchase adjustment shall be made on account thereof.

                           (4) an amount equal to all prepaid expenses attributable to the Assets paid by Seller and attributable to the period from and after the Effective Time, including without limitation, prepaid insurance and prepaid ad valorem, property, production and other taxes accruing to the benefit of Buyer subsequent to the Effective Time. Taxes based on production of hydrocarbons from the Assets prior to the Effective Time but assessed thereafter shall, unless payment thereof is covered by funds escrowed for that purpose, be the responsibility of Seller and no upward purchase adjustment shall be made on account thereof.

                  (b) The Purchase Price shall be decreased by the following:

                          (1) the amount of net proceeds or other value received
                  by Seller for the sale or disposition of Substances, as defined herein, including net proceeds from the sale of liquids and other constituents removed in gas plants or other processing facilities for production occurring after the Effective Time;

                           (2) the amount of proceeds or other value received by
                  Seller for the sale or disposition after the Effective Time of any portion of the Assets;

                           (3) an amount equal to the value of all uncured Title
                  Defects as determined under Section 5.08; and

                           (4) the  amount of all unpaid  taxes and  assessments
                  based on the ownership of property, the production of hydrocarbons or the receipt of proceeds, excluding income taxes, accruing to the Assets prior to the Effective Time and for the payment of which Buyer assumes liability subsequent to Closing. If possible, this adjustment shall be computed using the tax rate and values for the tax period in question. If this is not possible, the adjustment shall be based on the taxes assessed for the immediately preceding tax period. If taxes assessed for the preceding tax period are determined to be more or less than the actual taxes, the difference shall be a Post-Closing Adjustment or Subsequent Adjustment under Sections 9.01 and 9.02.

         2.04 Payment of Adjusted Purchase Price. At Closing, Buyer shall pay Seller an amount equal to the Adjusted Purchase Price in immediately available funds.

         2.05 Allocation of Purchase Price/Tangibles-Intangibles. Exhibit A-4 contains the allocation of the value of each individual property as mutually agreed by Seller and Buyer (the "Allocated Value"). The parties shall allocate the value of each individual Asset among tangibles and intangibles after Closing in accordance with Section 1060 of the Internal Revenue Code of 1986, as amended. Buyer and Seller agree to be bound by such allocation of the Purchase Price among tangibles and intangibles for all purposes; to consistently report such allocations for all federal, state and local income tax purposes; and to timely file all reports required by the Internal Revenue Code of 1986, as amended, concerning the Purchase Price allocation.

                                    ARTICLE 3
                                    ---------

                         REPRESENTATIONS AND DISCLAIMERS

         3.01 Seller's Representations and Warranties. Seller represents and warrants to Buyer as of the date hereof, as of Closing and as of the Effective Date that:

                  (a) Seller is a corporation organized, existing and in good standing under the laws of the State of Delaware and is qualified to do business in, and is in good standing under the laws of the States of Louisiana and Texas. Seller is qualified under applicable law and regulation to own the Assets. With respect to all persons claiming by through or under Seller but not otherwise, Seller has, and will convey to Buyer, Defensible Title (as defined in Section 5.06 below) to the Assets. Seller warrants and agrees to defend title to the Assets against the lawful claims of all persons claiming by, through or under Seller, but not otherwise.

                  (b) Seller has the authority to carry on its business as presently conducted, to enter into this Agreement and to perform its obligations under this Agreement.

                  (c) The execution and delivery of this Agreement have been authorized by all necessary action, corporate and otherwise, on the part of Seller. Execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement will not, violate or be in conflict with any agreement, instrument, judgment, order, decree, law or regulation by which Seller is bound.

                  (d) Subject to laws and equitable principles affecting the rights of creditors, this Agreement is a binding obligation of Seller enforceable according to its terms.

                  (e) Except as set forth on Schedule 3.01 (e), no suit, claim, demand or investigation, of which Seller has received notice, is pending or, to Seller's Knowledge, (as hereinafter defined), threatened that might result in impairment or loss or diminution of Seller's title to the Assets or otherwise adversely affect the Assets in any material respect. There are no bankruptcy or reorganization proceedings pending or threatened against Seller. As used in this Agreement, the term "Knowledge" means actual knowledge acquired or which should, in the exercise of reasonable care, given Sellers status as a non-operator, have been acquired by the management of Seller in the ordinary course and operation of Seller's business.

                  (f) All contracts which burden or will burden or encumber the Assets or which are otherwise material to the ownership, use or operation of the Assets are described on Exhibit A hereof. All such contracts were entered into in the ordinary course of business and, if executed by Seller, were duly executed and delivered by Seller and are in force according to their terms. Neither Seller, nor any other party to Seller's Knowledge, is in breach of any obligation which might adversely affect the Assets in any material respect.

                  (g) To Seller's Knowledge, all rentals, royalties, shut-in royalties, overriding royalties and other payments due pursuant to or with respect to the Leases have been properly paid.

                  (h) To Seller's Knowledge (i) the Leases have been drilled, completed, operated, developed and produced in compliance with all applicable  judgments,  orders,  laws,  rules and regulation;  (ii) all necessary certificates, consents, permits, licenses and other governmental authorizations affecting the Assets have been obtained and are in force and (iii) there are no violations of any applicable regulations, rules or orders of the Federal Energy Regulatory Commission, the Department of Energy, the Minerals Management Service or any other regulatory agency with respect to the Assets, except under circumstances as would not adversely affect the Assets in any material respect.

                  (i) The Leases are not obligated, under a take-or-pay or similar arrangement, and Seller is not obligated by virtue of an election to non-consent, or not participate in a past or current operation on the Leases pursuant to applicable operating agreements, to produce Substances, or allow Substances to be produced, without receiving full payment at the time of delivery in an amount that corresponds to the net revenue interest described in Exhibit A.

                  (j) To Seller's Knowledge taxes based on or measured by the ownership of property, the production or removal of hydrocarbons and the receipt of proceeds which are due and relating to the Assets have been properly paid, subject to possible adjustment for volume or price corrections.

                  (k) Seller is timely receiving its share of proceeds from the sale of hydrocarbons produced from the Leases without suspense, counterclaim or set-off. To Seller's Knowledge, there has been no production of hydrocarbons from the Leases in excess of the allowable production established pursuant to applicable state or federal law or regulation that would result in a restriction on production from the Leases subsequent to the Effective Time.

                  (l) To Seller's Knowledge,  except for Casualty Losses covered by Section 5.07, there has been no material adverse change in the condition of any of the Leases or Equipment after the Effective Time except depletion through normal production within authorized allowables, changes in rates of production that occur in the ordinary course of operation and depreciation of Equipment through ordinary wear and tear.

                  (m) Seller has incurred no liability for brokers' or finders' fees related to the transactions contemplated by this Agreement for which Buyer shall be liable.

                  (n) To Seller's Knowledge, there are no outstanding authorizations for expenditures or any oral or written commitments or proposals to conduct operations on the Leases which are required to be approved by non-operators under the terms of the applicable joint operating agreement.

                  (o) Except as set forth on Schedule 3.01(o), as of the Effective Time, no portion of the Assets is over produced, under produced or otherwise subject to an imbalance in respect of substances produced from the Leases.

         3.02 Buyer's Representations and Warranties. Buyer represents and warrants to Seller as of the date hereof, as of Closing and as of the Effective Date as follows:

                  (a) Buyer is a corporation organized, existing and in good standing under the laws of the State of Delaware and is qualified to do business and is in good standing under the laws of the States of Texas and Louisiana. Buyer is qualified under applicable law and regulation to own the Assets and, in particular, Buyer is qualified to do business in each of the adjacent States, and on the Continental Shelf, Gulf of Mexico, in which the Assets are located to the extent the laws of such place require Buyer to so qualify.

                  (b) Buyer has the authority to carry on its business as presently conducted, to enter into this Agreement and to perform its obligations under this Agreement.

                  (c) The execution and delivery of this Agreement have been authorized by all necessary action, corporate and otherwise, on the part of Buyer. Execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement will not, violate or be in conflict with any agreement, instrument, judgment, order, decree, law or regulation by which Buyer is bound.

                  (d) Subject to laws and equitable principles affecting the rights of creditors, this Agreement is a binding obligation of Buyer enforceable according to its terms. There are no bankruptcy nor reorganization proceedings pending or, to Buyer's Knowledge, threatened against Buyer.

                  (e) Buyer has incurred no liability for brokers' or finders' fees related to the transactions contemplated by this Agreement for which Seller shall be liable.

                  (f) There are no pending suits, actions or other proceedings in which Buyer is a party (or, to Buyer's Knowledge, which have been threatened to be instituted against Buyer) which affect the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

                  (g) Buyer is a knowledgeable purchaser, owner and operator of oil and gas properties, has the ability to evaluate the Assets for purchase, and is acquiring the Assets for its own account and not with the intent to make a distribution in violation of the Securities Act of 1933 as amended.

                                    ARTICLE 4
                                    ---------

                                    COVENANTS

         4.01 Seller's Covenants. Seller covenants and agrees with Buyer as follows:

                  (a) Following execution of this Agreement and until Closing, Seller shall (i) continue to operate the Assets or cause the Assets to be operated, in a good and workmanlike manner; (ii) maintain insurance now in force with respect to the Assets; (iii) notify Buyer of any suit, claim or demand within Seller's Knowledge which might adversely affect the Assets; (iv) pay or cause to be paid all costs, taxes and expenses which Seller is obligated to pay in connection with the Assets as they become due; (v) pay or cause to be paid all rentals and other payments necessary to maintain the Leases in force according to their terms and comply with all express and implied covenants contained in the Leases or Contracts; (vi) exercise due diligence in safeguarding the Assets and maintaining the confidentiality of all data and other confidential or proprietary materials relating to the Assets; (vii) promptly notify Buyer of all significant operations which are proposed with respect to the Assets; and (viii) use efforts, consistent with the standards expected of a reasonably prudent operator but without any obligation to pay money to obtain any consents, waivers (including waiver of preferential purchase rights) and approvals required of third parties or governmental authorities in connection with consummation of the transactions contemplated by this Agreement. Buyer acknowledges that Seller owns undivided interests in the Leases and that acts or omissions of other owners of undivided interests in the Leases shall not be a breach of any covenant in this Agreement. Seller shall not be obligated to perform any act which would be in breach of a provision in, or its duties under, a Lease, Contract or applicable law, rule or regulation.

                  (b) Following execution of this Agreement, Seller shall not, without Buyer's consent; (i) abandon any well capable of commercial production; (ii) release all or a portion of a Lease; (iii) commence or consent to an operation estimated to cost an amount in excess of the amount an operator is entitled to expend without non-operator approval under the applicable operating agreement(s) (excluding emergency operations and operations undertaken to avoid a penalty or forfeiture provision of any applicable agreement or order); (iv) create a lien, security Interest or other encumbrance on the Assets; (v) sell or dispose of the Assets (except in connection with preferential rights to purchase) other than Assets sold, consumed or produced in the ordinary course of business; (vi) amend a Lease or amend a Contract or Account or enter into new contracts affecting the Assets other than in the ordinary course of business; (vii) waive, compromise or settle any claim that diminishes or adversely burdens an Assets.

                  (c)  Following  the  execution  of this  Agreement  and  until
         Closing, Seller will provide Buyer and its attorneys, employees, accountants, engineers, consultants and agents (collectively "representatives"), at Buyer's sole expense, risk and cost, reasonable access, during business hours, to the Contracts and other records of Seller pertaining to the ownership and/or operation of the Assets (including, without limitation, title files, division order files, and production, severance and ad valorem tax records) for the purpose of Buyer's conducting a due diligence review of the Assets insofar as the same are in Seller's possession or control, or insofar as Seller has access to the same, and to the extent, in each case, that Seller may do so without violating legal constraints or any legal obligation. Seller shall not be obligated to furnish any updated abstracts, title opinions or additional title information which are not in Seller's or its attorney's possession, but shall cooperate with Buyer in Buyer's efforts to obtain (at Buyer's expense) such additional title information as Buyer may reasonably require.

         BUYER RECOGNIZES AND AGREES THAT ALL MATERIALS MADE AVAILABLE TO BUYER AND ITS REPRESENTATIVES IN CONNECTION WITH THE TRANSACTION CONTEMPLATED HEREBY, WHETHER MADE AVAILABLE PURSUANT TO THIS SECTION OR OTHERWISE, ARE MADE AVAILABLE TO BUYER AS AN ACCOMMODATION, AND WITHOUT REPRESENTATION OR WARRANTY OF ANY KIND AS TO THE ACCURACY AND
         COMPLETENESS OF SUCH MATERIALS. NO WARRANTY OF ANY KIND IS MADE BY SELLER AS TO THE INFORMATION SUPPLIED TO BUYER OR WITH RESPECT TO THE ASSETS TO WHICH THE INFORMATION RELATES, AND BUYER EXPRESSLY AGREES THAT ANY CONCLUSIONS DRAWN THEREFROM SHALL BE THE RESULT OF ITS OWN INDEPENDENT REVIEW AND JUDGMENT.

                  (d) Seller will identify, with respect to all Assets, (A) all preferential rights to purchase ("Preferential Rights") which would be applicable to the transaction contemplated hereby and of which Seller has Knowledge (B) the names and addresses of parties holding such rights insofar as Seller has Knowledge of the same, (it being agreed that, in attempting to identify such Preferential Rights, and the names and addresses of such parties holding the same, Seller shall not be obligated to go beyond its own records), and (ii) request, from the parties so identified (and in accordance with the documents creating such rights), execution of waivers of Preferential Rights so identified. Seller shall indemnify and hold Buyer (and its officers, directors, employees, attorneys, contractors and agents) completely free and harmless from and against any and all claims, actions, causes of action, liabilities, damages, losses, costs or expenses (including, without limitation, court costs and attorney's fees) whatsoever that arise out the exercise of any Preferential Right or the failure to obtain consent or waivers of Preferential Rights with respect to any of the Assets. If a party from whom a waiver of a Preferential Right is requested refuses to give such waiver, Seller will tender to such party the Asset to which such waiver appertains (at a price equal to the amount specified in Exhibit A-4 hereto for such Asset , reduced appropriately, as determined by mutual agreement of Buyer and the Seller, if less than the entire interest in and to such Asset must be tendered), and to the extent that such Preferential Right is exercised by such party, and such Asset is actually sold to such party so exercising such right, such Asset will be excluded from the transaction contemplated hereby and the Purchase Price will be adjusted downward by the amount actually paid to Seller by the party exercising such right.

         If the holder of Preferential Rights fails to fully exercise such rights and purchase the Assets, or part thereof, pursuant to the terms of this Agreement within 30 days of the Closing Date provided for herein then Buyer will, subject to the indemnification contained herein, purchase such Assets as originally contemplated herein before the holder of such Preferential Rights failed to consummate the purchase transaction.

                  (e)  Seller,  and its  respective  representatives  shall keep
         confidential   all  terms  and  provisions  of  this   Agreement,   the
         transaction contemplated by this Agreement, and all information and data concerning the Assets, and Buyer's business, financial condition, operations, strategies and prospects.

                  (f) Seller shall take or cause to be taken all such actions as may be necessary or advisable to consummate and make effective the purchase of the Assets and the transactions contemplated by this Agreement and to assure that as of the Closing Date it will not be under any material corporate, legal or contractual restriction that would prohibit or delay the timely consummation of such transactions.

                  (g) Seller shall cause all the representations and warranties of Seller contained in this Agreement to be true and correct on and as of the Closing Date. To the extent the conditions precedent to the obligations of Buyer are within the control of Seler, Seller shall cause such conditions to be satisfied on or prior to the Closing Date and, to the extent the conditions precedent to the obligations of Buyer are not within the control of Seller, Seller shall take or cause to be taken all such commercially reasonable actions as may be necessary to cause such conditions to be satisfied on or prior to the Closing Date.

                  (h) Seller shall promptly notify Buyer (i) if any representation or warranty of Seller contained in this Agreement is discovered to be or becomes untrue, or (ii) if Seller fails to perform or comply with any covenant or agreement contained in this Agreement or it is reasonably anticipated that Seller will be unable to perform or comply with any covenant or agreement contained in this Agreement.

         4.02 Buyer's Covenants. Buyer covenants and agrees with Seller as follows:


                  (a) Buyer and its respective representatives shall keep confidential all terms and provisions of this Agreement, the transaction contemplated by this Agreement, and all information and data concerning the Assets, Seller's business, financial condition, operations, strategies and prospects.

                  (b) Buyer shall take or cause to be taken all such actions as may be necessary or advisable to consummate and make effective the purchase of the Assets and the transactions contemplated by this Agreement and to assure that as of the Closing Date it will not be under any material corporate, legal or contractual restriction that would prohibit or delay the timely consummation of such transactions.

                  (c) Buyer shall cause all the representations and warranties of Buyer contained in this Agreement to be true and correct on and as of the Closing Date. To the extent the conditions precedent to the obligations of Seller are within the control of Buyer, Buyer shall cause such conditions to be satisfied on or prior to the Closing Date and, to the extent the conditions precedent to the obligations of Seller are not within the control of Buyer, Buyer shall take or cause to be taken all such commercially reasonable actions as may be necessary to cause such conditions to be satisfied on or prior to the Closing Date.

                  (d) Buyer shall promptly notify Seller (i) if any representation or warranty of Buyer contained in this Agreement is discovered to be or becomes untrue, or (ii) if Buyer fails to perform or comply with any covenant or agreement contained in this Agreement or it is reasonably anticipated that Buyer will be unable to perform or comply with any covenant or agreement contained in this Agreement.

                                    ARTICLE 5
                                    ---------

                            BUYER'S REVIEW AND TITLE

         5.01 Due Diligence. Buyer may, prior to Closing and at its cost, review data and information, title documents and conduct other examinations and investigations in respect of the Assets. Should, as a result of such review, examinations and investigations, or otherwise, one or more matters come to Buyer's attention which would constitute a Title Defect, as described below, and should there be one or more of such Title Defects which Buyer is unwilling to waive and close the transaction contemplated herein notwithstanding the fact that such Title Defects exist, Buyer shall notify Seller in writing of such Title Defects as soon as the same are identified by Buyer, but in no event later than 1 day prior to the Closing Date. Such notification shall include for each asserted Title Defect (i) a description of the Title Defect and the Interest to which it applies; (ii) an explanation of the basis for the claim of a Title Defect and (iii) the amount by which Buyer would propose to adjust the Purchase Price in view of such Title Defect. Buyer's failure to give notice of a Title Defect within the time and in the manner required by this Section 5.01 shall constitute a waiver by Buyer of the Title Defect and the Title Defect will be treated as a Permitted Encumbrance as set forth below.

         5.02 Access to Assets. Following the execution of this Agreement and until Closing, subject to the consent and cooperation of operators and other third parties, Seller shall provide Buyer and its representatives access to the Assets and the right to observe operations and inspect any and all of the Assets, Equipment, improvements and fixtures included in the Assets, to the extent that Seller has the legal right to grant such access and right. All visits to Seller's facilities by Buyer, and on Buyer's behalf, will be scheduled by mutual consent of the Parties, subject to Buyer's providing Seller reasonable notice of the locations that Buyer wishes to visit and the proposed times of such visits. Seller may accompany Buyer and its representatives during their site visits. Entry onto the Assets will (i) subject Buyer to third party restrictions, if any, and to Seller's industrial safety, hygiene, and drug and alcohol requirements and (ii) be at Buyer's sole risk and expense.

         5.03 Environmental Assessment. Buyer may conduct an environmental assessment of the Assets, including investigations to identify wetlands and sensitive and protected habitats. If Buyer undertakes an environmental assessment, both the consultant (if consultants are employed) and the scope of the proposed assessment, including testing protocols, must be acceptable to Seller before the work may begin. If Buyer and Seller cannot agree on Buyer's proposed environmental assessment plan, then Seller may, at its sole option, withdraw from this Agreement any of the Assets that Buyer proposes to assess, and the Purchase Price will be adjusted for each withdrawn Asset. If Seller withdraws all the Assets pursuant to this Section, this Agreement will terminate.

If Buyer takes samples from the Assets, Seller may require splitting of each sample. Notwithstanding anything in the foregoing that may appear to the contrary, the presence of naturally occurring radioactive materials ("NORM") will not constitute a Title Defect (hereinafter defined). IT IS EXPRESSLY RECOGNIZED THAT THE LANDS AND/OR WATER BOTTOM ALONG WITH SURFACE FACILITIES AND PRODUCTION EQUIPMENT LOCATED THEREON, HAVING BEEN USED IN CONNECTION WITH OIL AND GAS PRODUCTION ACTIVITIES, MAY CONTAIN NORM AS A RESULT OF THESE OPERATIONS. ACCORDINGLY, LANDS AND/OR WATER BOTTOMS, THE WELLS, AND THE EQUIPMENT TRANSFERRED HEREIN ARE TRANSFERRED WITH THE RESTRICTION THAT THEY WILL BE USED ONLY IN CONNECTION WITH OIL AND GAS PRODUCING ACTIVITIES ASSOCIATED WITH THE LEASES, AND WILL NOT BE SUBSEQUENTLY TRANSFERRED FOR UNRESTRICTED USE UNLESS THE CONCENTRATIONS OF NORM ASSOCIATED THEREWITH ARE BELOW THE LEVELS SPECIFIED AS ALLOWABLE FOR UNRESTRICTED TRANSFER AS SET FORTH IN ANY AND ALL APPLICABLE LAWS, ORDERS, RULES OR REGULATIONS OF ANY GOVERNMENTAL AGENCY OR COURT HAVING JURISDICTION. ADDITIONALLY, BUYER AGREES TO COMPLY WITH ALL PROVISIONS OF SUCH LAWS, ORDERS RULES OR REGULATIONS APPLICABLE TO SAID LANDS AND/OR WATER BOTTOMS, THE WELLS, AND THE PERSONAL PROPERTY. BUYER FURTHER AGREES TO INCLUDE THE PROVISIONS OF THIS CLAUSE IN ANY SUBSEQUENT SALE OR ASSIGNMENT OF ANY INTEREST THEREIN TRANSFERRED.

         5.04 Gas Imbalance. Upon the occurrence of Closing, but effective as of the Effective Time, Buyer shall succeed to and assume the position of Seller with respect to all gas imbalances and make-up obligations related to the Assets (regardless of whether such imbalances or make-up obligations arise at the wellhead, pipeline, gathering system or other level, and regardless of whether the same arise under contract or otherwise). As a result of such succession, Buyer shall (i) be entitled to receive any and all benefits which Seller would have been entitled to receive by virtue of such position (including, without limitation, rights to produce and receive volumes of production in excess of volumes which it would otherwise be entitled to produce and receive by virtue of ownership of the Interest rights to receive cash balancing payments), and (ii) be obligated to suffer any detriments which Seller would have been obligated to suffer by virtue of such position (including, without limitation, the obligation to deliver to others production volumes which would have otherwise been attributable to its ownership of the Assets, to deliver production to purchasers hereof without receiving full payment therefor, or to make cash balancing payments or to repay take or pay payments) and (iii) shall be responsible for any and all royalty obligations with respect to such imbalances (including, without limitation, any of the same arising out of royalties having been paid on an "entitlements" basis rather than a "receipts" basis).

         5.05 Title Defects. "Title Defect" means any encumbrance, irregularity or defect in Seller's title to an Asset which, alone or in combination with other defects, causes Seller's title to be less than Defensible Title. Title Defects shall include a Casualty Loss treated as a Title Defect under Section 5.07.

         5.06 Defensible Title.

                  (a) "Defensible Title" means such right, title or interest held by Seller that (i) will entitle Buyer, as Seller's successor, to receive not less than the Net Revenue Interests or ("NRI"), described in Exhibit A of all oil, gas, condensate, related hydrocarbons and other minerals produced under the terms of the Leases (or other property denominated in Exhibit A); (ii) will obligate Buyer, as Seller's successor to bear a percentage of costs and expenses related to the maintenance, operation and development of the Leases (or other property denominated in Exhibit A) not greater than the Working Interest or ("WI") (being Operating Rights or Record Title, as the case may be) shown in Exhibit A, unless the circumstances causing the Working Interest to be greater will cause the corresponding Net Revenue Interest to increase in the same proportion; and (iii) is free of all liens, security interests, encumbrances and defects, except for Permitted Encumbrances.


                  (b) "Permitted Encumbrances" are:

                           (1) lessor's royalties, overriding royalties, production payments, net profits, interests, reversionary interests and similar burdens on production that do not, and will not, reduce Buyer's Net Revenue Interest below the Net Revenue Interest shown in Exhibit A or increase Buyer's Working Interest above the Working Interest shown in Exhibit A (unless the circumstance causing the Working Interest to increase will cause the corresponding Net Revenue Interest to increase in the same proportion);

                           (2) preferential rights to purchase and third party consents with respect to which, prior to Closing, (i) waivers or consents are obtained from the appropriate parties or (ii) the time for asserting such rights has expired without exercise;

                           (3) mechanics',  materialmen's,  operators',  tax and
                  similar liens or charges arising in the ordinary course of business related to an Asset, if such liens secure payments not yet due;

                           (4) all consents  from,  notices to,  approvals by or
                  other actions by governmental authority in connection with sale or transfer of properties such as the Assets if such matters are customarily and appropriately obtained after the sale or transfer;

                           (5) liens,  security  interests or other encumbrances
                  to be released at or prior to Closing;

                           (6) rights of a governmental entity to control or regulate the Assets, together with all applicable laws, rules and regulations;

                           (7) easements, rights-of-way, surface leases and other surface use restrictions if such restrictions will not materially adversely affect the use, value or operation of the Assets;

                           (8) title matters waived or deemed to be waived by Buyer and described on Schedule 5.06(b)(8);

                           (9) the presence of NORM; and

                           (10) the Contracts

         5.07 Casualty Loss. If, prior to Closing, all or any portion of an Interest is destroyed or taken under the right of eminent domain ("Casualty Loss"), Buyer may elect (i) to treat the Casualty Loss as a Title Defect or (ii) purchase the affected Asset notwithstanding the Casualty Loss. If Buyer so purchases the affected Asset, there shall be no reduction of the Purchase Price and Seller shall, at Closing, pay to Buyer all sums paid to Seller which are associated with the Casualty Loss and shall assign to Buyer all of Seller's interest in any unpaid payments or causes of action associated with the Casualty Loss. Prior to Closing, Seller shall not compromise or settle a Casualty Loss without Buyer's consent.

         5.08 Disposition of Title Defects. In the event that Buyer gives Seller notice of Title Defects:

                  (a) Seller may (but shall have no obligation to) attempt to cure, prior to Closing, Title Defects.

                  (b) Whether or not Seller has then begun to, or ever begins to, cure asserted Title Defects, Seller may postpone the Closing by designating a new Closing Date to be a date not later than 30 days after Seller's receipt of a Defect notice. Notwithstanding any such election to postpone Closing, there shall still be no obligation to cure Title Defects.

                  (c) Notwithstanding any other election made under this Section (without limitation, it being expressly recognized that attempts to cure asserted Title Defects may continue while the parties are acting under this election), Seller may elect to have one or more asserted Title Defects handled under the following Section.

         5.09 Purchase Price Adjustments.

                  (a) Except as provided in Section 5.09(b) below, in the event that, as a part of Buyer's due diligence review, Title Defects are presented to Seller and Seller is unable (or unwilling) to cure such Title Defects prior to Closing, then:

                           (i) Buyer and  Seller  shall,  with  respect  to each
                  Asset affected by such matters, attempt to agree upon an appropriate adjustment of the Purchase Price to account for such matters; and

                           (ii) with  respect  to  Assets as to which  Buyer and
                  Seller are unable to agree upon an adjustment for an asserted Title Defect, such Assets will be excluded from the transaction contemplated hereby and the Purchase Price will be reduced by the amount attributed to such Asset on Exhibit A; provided, however, in the event an adjustment is required, pursuant to this paragraph, but such Asset is to be excluded as provided herein, Seller may, at its sole discretion, elect to not close and such election shall be considered as a failure to close that is permitted in Section 6.01 hereof.

                  (b) If an asserted Title Defect reflects (or Seller otherwise determines) that Seller's share of Substances produced and saved from the Leases comprising an Asset is less than, or greater than, the decimal share set forth as the Net Revenue Interest in Exhibit A or causes Seller to be obligated to pay a share of costs of operations greater than the percentage share of Working Interest set forth on Exhibit A hereof (without at least a proportionate increase in the corresponding Net Revenue Interest) then the Purchase Price for the Asset shall be adjusted downward, or upward as the case may be, proportionately, by multiplying such Purchase Price by a fraction (A) the numerator of which is the amount of the actual Net Revenue Interest and (B) the denominator of which is the Net Revenue Interest shown on Exhibit A.

                  (c) If the aggregate Purchase Price reduction (or increase) with respect to a Title Defect, which would result from the above stated procedure does not exceed $5,000, no adjustment shall me made for such Title Defect, and the Assets affected thereby will not be excluded as a result of the existence of such Title Defect. If the Purchase Price reduction (or increase) which would result from the above stated procedure, as applied to all Title Defects for which an adjustment is to be made, does not exceed $5,000, then no adjustment of the Purchase Price shall occur, and none of the Assets which would be otherwise excluded by such procedure shall be excluded. If the Purchase Price reduction (or increase) which would result from the above stated procedure exceeds $5,000, the Purchase Price shall be adjusted by the amount by which such reduction (or increase) exceeds $5,000. Notwithstanding the provisions of this paragraph 5.09 (c), in the event that through the exercise of preferential rights to purchase by third parties, the value of the properties, as listed on Exhibit "A-4", after said exercise of preferential rights results in a downward adjustment fifty percent (50%) or more of the Purchase Price, this Agreement may be terminated by either party by written notice to the non-terminating party. In the event of such termination, neither party shall have any obligation whatsoever to the other party hereunder.

         5.10 NO WARRANTY OF MERCHANTABILITY OR FITNESS. EXCEPT AS OTHERWISE SPECIFICALLY SET FORTH IN THIS AGREEMENT, SELLER MAKES NO WARRANTIES, EXPRESS OR IMPLIED, INCLUDING THE WARRANTY OF MERCHANTABILITY AND THE IMPLIED WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE, REGARDING THE EQUIPMENT AND OTHER LIKE PERSONAL PROPERTY LOCATED ON OR INCLUDED IN THE ASSETS AND THE SAME ARE TO BE SOLD ON AN "AS IS, WHERE IS" BASIS AND CONDITION.

         5.11 WAIVER OF CONSUMER RIGHTS. BUYER WAIVES ITS RIGHTS UNDER THE TEXAS DECEPTIVE TRADE PRACTICES-CONSUMER PROTECTION ACT, SECTION 17.41 ET SEQ., TEXAS BUSINESS & COMMERCE CODE, A LAW THAT GIVES CONSUMERS SPECIAL RIGHTS AND PROTECTIONS. AFTER CONSULTATION WITH AN ATTORNEY OF BUYER'S OWN SELECTION, BUYER VOLUNTARILY CONSENTS TO THIS WAIVER. IN ORDER TO EVIDENCE ITS ABILITY TO GRANT SUCH WAIVER, BUYER HEREBY REPRESENTS AND WARRANTS TO SELLER THAT BUYER (I) IS IN THE BUSINESS OF SEEKING OR ACQUIRING, BY PURCHASE OR LEASE, GOODS OR SERVICES FOR COMMERCIAL OR BUSINESS USE, (II) HAS ACTUAL KNOWLEDGE AND EXPERIENCE IN FINANCIAL AND BUSINESS MATTERS THAT ENABLE IT TO EVALUATE THE MERITS AND RISKS OF THE TRANSACTION CONTEMPLATED HEREBY AND (III) IS NOT IN SIGNIFICANTLY DISPARATE BARGAINING POSITION.

         5.12 WAIVER OF LOUISIANA RIGHTS IN REDHIBITION. BUYER EXPRESSLY WAIVES THE WARRANTY OF FITNESS FOR INTENDED PURPOSES OR GUARANTEE AGAINST HIDDEN OR LATENT REDHIBITORY VICES UNDER LOUISIANA LAW, INCLUDING LOUISIANA CIVIL CODE ARTICLES 2520 (1870) THROUGH 2548, AND THE WARRANTY IMPOSED BY LOUISIANA CIVIL CODE ARTICLES 2476; WAIVES ALL RIGHTS IN REDHIBITION PURSUANT TO LOUISIANA CIVIL CODE ARTICLES 2520, ET SEQ.; OR FOR RESTITUTION OR OTHER DIMINUTION OF THE

PURCHASE PRICE; ACKNOWLEDGES THAT THIS EXPRESS WAIVER SHALL BE CONSIDERED A MATERIAL AND INTEGRAL PART OF THIS SALE AND THE CONSIDERATION THEREOF; AND ACKNOWLEDGES THAT THIS WAIVER HAS BEEN BROUGHT TO THE ATTENTION OF BUYER AND EXPLAINED IN DETAIL AND THAT BUYER HAS VOLUNTARILY AND KNOWINGLY CONSENTED TO THIS WAIVER OF WARRANTY OF FITNESS AND/OR WARRANTY AGAINST REDHIBITORY VICES AND DEFECTS FOR THE ASSETS. SELLER MAKES THIS SALE OF THE ASSETS TO BUYER WITHOUT ANY WARRANTY AS TO THE CONDITION OF THE ASSETS, INCLUDING ABSENCE OF VICES OR DEFECTS (WHETHER APPARENT OR LATENT, KNOWN OR UNKNOWN, EASILY DISCOVERABLE OR HIDDEN), FITNESS FOR ANY ORDINARY USE, OR FITNESS FOR ANY INTENDED USE OR PARTICULAR PURPOSE, EVEN FOR RETURN OR REDUCTION OF THE PURCHASE PRICE OR
OTHERWISE, IT BEING UNDERSTOOD THAT BUYER TAKES THE ASSETS "AS IS" AND "WHERE IS"; BUYER HEREBY ACKNOWLEDGING RELIANCE SOLELY ON ITS OWN INSPECTION OF THE ASSETS, AND NOT ON ANY WARRANTIES OR REPRESENTATIONS FROM SELLER WITH RESPECT TO THE CONDITION OF THE ASSETS. IN ADDITION, BUYER ACKNOWLEDGES THAT, EXCEPT AS EXPRESLY STATED HEREIN, SELLER HAS MADE NO REPRESENTATIONS OR WARRANTIES OF ANY KIND OR CHARACTER, EXPRESS OR IMPLIED, WITH RESPECT TO THE CONDITION OF THE ASSETS, INCLUDING, WITHOUT LIMITATION, ANY WARRANTIES OR REPRESENTATIONS AS TO ABSENCE OF VICES OR DEFECTS (WHETHER APPARENT OR LATENT, KNOWN OR UNKNOWN, EASILY DISCOVERABLE OR HIDDEN), FITNESS FOR ANY ORDINARY USE, FITNESS FOR ANY INTENDED USE OR PARTICULAR PURPOSE, TAX CONSEQUENCES, ENVIRONMENTAL CONDITION. EXCEPT AS EXPRESSLY STATED HEREIN, ALL WARRANTIES WITH RESPECT TO THE CONDITION OF THE ASSETS ARE HEREBY DISCLAIMED BY SELLER AND EXPRESSLY WAIVED BY BUYER. EXCEPT AS EXPRESSLY STATED HEREIN, BUYER HAS NOT RELIED AND WILL NOT RELY ON, AND SELLER IS NOT LIABLE FOR OR BOUND BY, AN EXPRESS OR IMPLIED WARRANTIES,
GUARANTIES, STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE CONDITION OF THE ASSETS OR RELATING THERETO MADE OR FURNISHED BY SELLER, ANY PARTY ACTING OR PURPORTING TO ACT FOR SELLER, OR ANY BROKER OR AGENT REPRESENTING OR PURPORTING TO REPRESENT SELLER, TO WHOMEVER MADE OR GIVEN, DIRECTLY OR INDIRECTLY, ORALLY OR IN WRITING.



                                    ARTICLE 6
                                    ---------

                              CONDITIONS TO CLOSING

         6.01 Seller's Conditions. Seller's obligations at Closing are subject to the satisfaction at or prior to Closing of the following conditions:

                  (a) Buyer's representations and warranties under Section 3.02 shall be true in all material respects on the date of this Agreement, the Effective Date and as of Closing.

                  (b) Buyer shall have performed in all material respects the covenants and agreements which Buyer was required to perform or satisfy at or prior to Closing.

                  (c) Except for matters not customarily and appropriately obtained prior to Closing, Seller has received evidence, in form reasonably satisfactory to its counsel, that all permits, consents, approvals, licenses, qualifications and orders required by governmental authority, or the terms of the Assets, to be obtained prior to Closing have been obtained or waived.

                  (d) The aggregate downward adjustment (if any) of the Purchase Price which results from the procedures set forth in Section 5.09 does not exceed ten percent (10%) of the Purchase Price.

                  (e) There is no action or proceeding pending or threatened before a court, arbitrator or governmental authority seeking to restrain or prohibit the consummation of the transactions contemplated by this Agreement or to obtain substantial damages from Seller related to this Agreement.

         6.02 Buyer's Conditions. Buyer's obligations at Closing are subject to the satisfaction at or prior to Closing of the following conditions:

                  (a) Seller's representations and warranties under Section 3.01 shall be true in all material respects on the date of this Agreement, the Effective Date and as of Closing.

                  (b) Seller shall have performed in all material respects the covenants and agreements which Seller was required to perform or satisfy at or prior to Closing.

                  (c) Except for matters not customarily and appropriately obtained prior to Closing, Buyer has received evidence, in form reasonably satisfactory to its counsel, that all permits, consents, approvals, licenses, qualifications and orders required by governmental authority, or the terms of the Assets, to be obtained prior to Closing have been obtained or waived.

                  (d) The aggregate upward adjustment (if any) of the Purchase Price which results from the procedures set forth in and Section 5.09 does not exceed ten percent (10%) of the Purchase Price.

                  (e) There is no action or proceeding pending or threatened before a court, arbitrator or governmental authority seeking to restrain or prohibit the consummation of the transactions contemplated by this Agreement or to obtain substantial damages from Buyer related to this Agreement.

                                    ARTICLE 7
                                    ---------

                                     CLOSING

         7.01 Closing Date. Subject to the terms of this Agreement, the consummation of the transactions contemplated by this Agreement ("Closing"), shall occur at Seller's office listed above (or at such other place and time as the Parties may agree) on or before October 31, 2002 at 10:00 a.m. ("Closing Date").

         7.02 Closing Obligations. At Closing, the following shall occur, each being a condition precedent to the others and each being deemed to have occurred simultaneously:

                  (a) Seller shall execute and deliver to Buyer assignments conveying the Assets to Buyer in forms acceptable to Buyer and Seller. Seller shall also execute and deliver such other assignments on appropriate forms as may be required by governmental authority

                  (b) Seller and Buyer shall execute and deliver to each other the Preliminary Closing Statement.

                  (c) Buyer shall deliver the Adjusted Purchase Price to Seller by direct bank or wire transfer, as directed by Seller.

                  (d) Seller shall deliver to Buyer possession of the Assets.

                  (e) Seller shall execute transfer orders or letters-in-lieu on forms prepared by Buyer, and reasonably satisfactory to Seller, directing purchasers of production to make payment to Buyer as contemplated by this Agreement.

                  (f) Seller shall deliver releases of all liens, security interests and encumbrances affecting the Assets to be released at Closing.

                  (g) Seller and Buyer will coordinate the filing and/or recording of assignment and conveyancing documents in the appropriate governmental records. The recording party (which maybe either Seller or Buyer or both) will provide either the original or photocopies of the filed and/or recorded documents as agreed by the parties, to the non-recording party. All costs of filing, recording and other reasonable fees will be borne by Buyer.

                                    ARTICLE 8
                                    ---------

                                   TERMINATION

         8.01 Termination. This Agreement and the transactions contemplated by this Agreement may be terminated in the following situations:

                  (a) by Seller or Buyer if Closing does not occur on or before the Closing Date provided, however, that a party cannot so terminate if it is in breach of this Agreement;

                  (b) by Seller if the conditions contained in Section 6.01 are not satisfied or waived as of the Closing Date;

                  (c) by Buyer if the conditions contained in Section 6.02 are not satisfied or waived as of the Closing Date; and

                  (d) by Seller and Buyer pursuant to written Agreement.

         8.02 Liabilities Upon Termination.

         If this Agreement is terminated for any reason or is breached, nothing contained herein shall be construed to limit Seller's or Buyer's legal or equitable remedies, including damages for the breach of failure of any representation, warranty covenant or agreement contained herein and the right to enforce specific performance of this Agreement.

                                    ARTICLE 9
                                    ---------

                            OBLIGATIONS AFTER CLOSING

         9.01 Post-Closing Adjustments. Seller and Buyer acknowledge that the amount of all adjustments under Section 2.03 may not be available prior to Closing. As soon as practicable after Closing, Seller shall prepare and submit to Buyer a statement containing adjustments contemplated by Section 2.03 that were not finally determined as of Closing ("Final Settlement Statement"). Seller shall promptly notify Buyer of any changes Seller proposes and the parties shall negotiate in good faith to agree on these adjustments within ninety (90) days after the Closing Date. Payment to the appropriate party shall be made within five (5) days after agreement is reached ("Final Settlement Date").

         9.02 Subsequent Adjustments. Seller and Buyer recognize that either party may receive funds or pay expenses after the Final Settlement Date which are properly the property or obligation of the other party. Upon receipt of net proceeds or net expenses due to or payable by the other party, whichever occurs first, such party shall submit a statement showing the items of income and expense. Payment by the appropriate party shall be made within ten (10) days of receipt of the statement.

         9.03 Reservation of Claims. Except as provided in this Agreement, Seller is entitled to all claims related to the Assets prior to the Effective Time regardless of when payment is made. Except as provided in this Agreement, Buyer is entitled to all claims related to the Assets that arise after the Effective Time.

         9.04 Files and Records. Upon Closing, Seller shall permit Buyer, at Buyer's expense, to take possession of originals of all files, records and data in Seller's possession relating to the Assets. Seller shall have the right to copy (at Seller's expense) and retain a copy of all such files, records and data.

         9.05 Further Assurances. After Closing, Seller and Buyer agree to execute and deliver such instruments and take such other action as may be necessary or advisable to carry out their obligations under this Agreement.

         9.06 Survival and Indemnity.

                  (a) The representations, covenants, agreements and indemnities (the "obligations") of or by Seller and Buyer shall survive the Closing.

                  (b) Allocation of Liability.

                           (i) Liabilities. Buyer agrees to assume, pay, perform, fulfill, discharge and be liable for all Assumed Liabilities, and Seller agrees to retain, pay, perform, fulfill, discharge and be and remain liable for all Retained Liabilities.

                           (ii) Definitions. The term "Assumed Liabilities" shall mean and include:

                                    (x) all  costs,  expenses,  liabilities  and
                           obligations assumed or otherwise agreed to be paid by Buyer pursuant to the terms of this Agreement; and

                                    (y) all costs, expenses, liabilities, claims
                           and obligations arising out of, in connection with, or resulting directly or indirectly from the ownership or operation of the Assets, including environmental cleanup liabilities and plugging and abandonment liabilities for existing wells, platforms, facilities, or pipelines arising out of, in connection with, or resulting directly or indirectly from the ownership or operation of the Assets (the "Abandonment and Clean-up Liability") but excluding Retained Liabilities.

                  The term "Retained Liabilities" shall mean and include:

                                    (x) all  costs,  expenses,  liabilities  and
                           obligations assumed or otherwise agreed to be paid by Seller pursuant to the terms of this Agreement; and

                                    (y) all costs, expenses, liabilities, claims
                           and obligations (except Abandonment and Clean-up Liability and related costs, expenses, liabilities, claims and obligations) arising out of, in connection with, or resulting directly or indirectly from production or sale of hydrocarbons attributable to the Assets or the proper accounting or payment to parties for their interest therein insofar as such claims relate to periods of time prior to the Effective Time.

                  (c) In the event that the Closing occurs, (i) Buyer shall protect, defend, indemnify and hold Seller harmless from any and all damages, claims, losses, demands, fines, penalties, judgments (including interest), costs, expenses, environmental liabilities, and other liabilities, direct, contingent, or otherwise, including consulting and attorneys' fees and costs of court ("Damages") arising or accruing with respect to the Assumed Liabilities and (ii) Seller shall protect, defend, indemnify and hold Buyer harmless from any Damages arising or accruing with respect to the Retained Liabilities. The term "Damages," as used herein, shall not include (i) any amount which was taken into account as an adjustment to the Purchase Price pursuant to this Agreement or (ii) either party's costs and expenses as described in Section 10.02. Buyer and Seller agree that their sole and exclusive remedies with respect to claims arising, after closing, under this Agreement, shall be limited to remedies set forth in this Section 9.06.

         9.07 CONSPICUOUSNESS/EXPRESS NEGLIGENCE. THE DEFENSE, INDEMNIFICATION AND HOLD HARMLESS PROVISIONS PROVIDED FOR IN THIS AGREEMENT SHALL BE APPLICABLE WHETHER OR NOT THE DAMAGES, LOSSES, INJURIES, LIABILITIES, COSTS OR EXPENSES IN QUESTION AROSE SOLELY OR IN PART FROM THE ACTIVE, PASSIVE OR CONCURRENT NEGLIGENCE, OR OTHER FAULT OF ANY INDEMNIFIED PARTY. BUYER AND SELLER ACKNOWLEDGE THAT THIS STATEMENT COMPLIES WITH THE EXPRESS NEGLIGENCE RULE AND IS CONSPICUOUS.

         9.08 Allocation of Proceeds. Seller shall receive all proceeds from the sale of Substances physically produced or allocable to the Assets prior to the Effective Time. Buyer shall receive all proceeds from the sale of Substances physically produced or allocable to the Assets on or after the Effective Time.





                                   ARTICLE 10
                                   ----------

                                  MISCELLANEOUS

         10.01 Notices. All notices required or permitted under this Agreement shall be effective upon receipt if personally delivered, if mailed by registered or certified mail, postage prepaid, or if delivered by telegram, telecopy or facsimile if directed to the parties as follows:

  TO BUYER:                                    TO SELLER:

  Fidelity Exploration & Production Company    American Resources Offshore, Inc.
  1700 Lincoln, Suite 4600                     801 Travis Street, 2100
  Denver, CO  80203                            Houston, TX  77002
  Telephone:  (303) 893-3133                   Telephone: (713) 227-7660
  Fax: (303) 893-1964                          Fax:  (713) 227-7626
  Attn: George M. Soulis                       Attn:  John P. Atwood


Any party may give written notice of a change in the address or individual to whom delivery shall be made.

         10.02 Expenses. Except as otherwise provided in this Agreement, all fees, costs and expenses incurred by the parties in negotiating this Agreement or in consummating the transactions contemplated by this Agreement shall be paid by the party incurring them.

         10.03 Amendment. This Agreement may not be altered or amended, nor any rights waived, except by a written instrument executed by the party to be charged with the amendment or waiver. No waiver of any provision of this Agreement shall be construed as a continuing waiver of the provision.

         10.04 Assignment. Buyer shall not have the right to assign its rights and delegate its duties under this Agreement without written consent of Seller, which consent shall not be unreasonably withheld..

         10.05 Conditions. The inclusion in this Agreement of Conditions to Seller's and Buyer's obligations at Closing shall not, in and of itself, be a covenant of either party to satisfy the conditions to the other party's obligations at Closing.

         10.06 Headings. The headings are for convenience only and do not limit or otherwise affect the provisions of this Agreement.

         10.07 Counterparts. This Agreement may be executed in counterparts, each of which shall be an original and which, taken together, shall constitute the same instrument.


         10.08 References. References, including use of a pronoun, shall include, where applicable, masculine, feminine, singular or plural individuals or legal entities.

         10.09 Governing Law. This Agreement and the transactions contemplated by this Agreement shall be governed and construed in accordance with the internal laws of the State of Texas without giving effect to any principles of conflicts of laws.

         10.10 Announcements. Except as otherwise provided for herein or as required by law, prior to Closing, neither Seller nor Buyer shall announce or otherwise publicize this Agreement or the transactions contemplated by this Agreement without the prior written consent of the other party.

         10.11 Entire Agreement. This Agreement is the entire understanding between Seller and Buyer concerning the subject matter of this Agreement. This Agreement supersedes all negotiations, discussions, representations, prior agreements and understandings, whether oral or written.

         10.12 Parties in Interest. This Agreement is binding upon and shall inure to the benefit of Seller and Buyer and, except where prohibited, their heirs, successors, representatives and assigns. No other party is intended to have any benefits, rights or remedies under this Agreement. There are no third-party beneficiaries.

         10.13 Exhibits. All Exhibits and Schedules attached to this Agreement are incorporated into this Agreement for all purposes.

         10.14 Severance. If any provision of this Agreement is found to be illegal or unenforceable, the other terms of this Agreement shall remain in effect and this Agreement shall be construed as if the illegal or unenforceable provision had not been included.


BUYER:                                         SELLER:

FIDELITY EXPLORATION & PRODUCTION COMPANY      AMERICAN RESOURCES OFFSHORE, INC.

By: _________________________________
Name: John S. Geyer                            By: _____________________________
Its: Vice President Land                       Name: John P. Atwood
                                               Its: Vice President


                       Exhibit A-1 - Leases - Page 1 of 2
                       ----------------------------------



                              EXHIBIT A-1 - Leases

                To the Purchase and Sale Agreement By and Between
 American Resources Offshore, Inc. and Fidelity Exploration & Production Company

                                                         Lease
                                                         Effective                 Lease
Lease No.    Block No.   Block Name                      Date          Acreage     Status         Description
------------------------------------------------------------------------------------------------------------------------------------

G18903       BA A2       Brazos Area Block A-2           01/01/98      5,760.00    Primary Term   All of Block A-2,  Brazos  Area,
                                                                                                  OCS Leasing  Map,  Texas Map No.
                                                                                                  5.

G12465       BA 542      Brazos Area Block 542           11/01/90      5,760.00    Producing      All of Block 542,  Brazos  Area,
                                                                                                  OCS Leasing  Map,  Texas Map No.
                                                                                                  5.

G17120       GA 213      Galveston Area Block 213        02/01/97      4,679.71    Producing      That   portion   of  Block  213,
                                                                                                  Galveston Area, OCS Leasing Map,
                                                                                                  Texas Map No. 6,  seaward of the
                                                                                                  Federal/State          Boundary,
                                                                                                  specifically  described  in  the
                                                                                                  OCS Block  Diagram  attached  to
                                                                                                  the Lease Form MMS-2005.

G18921       GA 418      Galveston Area Block 418        01/01/98      5,760.00    Producing      All  of  Block  418,   Galveston
                                                                                                  Area, OCS Leasing Map, Texas Map
                                                                                                  No. 6.

G15769       HI 37       High Island Area Block 37       12/01/95      5,760.00    Producing      All of  Block  37,  High  Island
                                                                                                  Area, OCS Leasing Map, Texas Map
                                                                                                  No. 7.

00419        SS 150      Ship Shoal Area Block 150       11/01/54      5,000.00    Producing      All of  Block  150,  Ship  Shoal
                                                                                                  Area,   as  shown  on   official
                                                                                                  leasing  map,  La.  Map  No.  5,
                                                                                                  Effective  Lease Lease No. Block
                                                                                                  No.   Block  Name  Date  Acreage
                                                                                                  Status Description


                                                                                                  Exhibit A-1 - Leases - Page 1 of 2


                              EXHIBIT A-1 - Leases
                              --------------------

                To the Purchase and Sale Agreement By and Between
 American Resources Offshore, Inc. and Fidelity Exploration & Production Company


                                                         Lease
                                                         Effective                 Lease
Lease No.    Block No.   Block Name                      Date          Acreage     Status         Description
------------------------------------------------------------------------------------------------------------------------------------


G16435       ST 211      South Timbalier Area
                         South Addition Block 211        07/01/96      5,000.00    Producing      All   of   Block   211,    South
                                                                                                  Timbalier Area,  South Addition,
                                                                                                  OCS L Map No. 6A.

G01998       WC 152      West Cameron Area Block 152     07/01/96      5,000.00    Producing      All of Block 152,  West  Cameron
                                                                                                  Area,   Official   Leasing  Map,
                                                                                                  Louisiana Map No. 1.

G16122       WC 172      West Cameron Area Block 172     02/01/71      5,000.00    Producing      All of Block 172,  West  Cameron
                                                                                                  Area,   Official   Leasing  Map,
                                                                                                  Louisiana Map No. 1.

G16123       WC 195      West Cameron Area Block 195     06/01/96      5,000.00    Producing      All of Block 195,  West  Cameron
                                                                                                  Area,   Official   Leasing  Map,
                                                                                                  Louisiana Map No. 1.

G05315       WC 368      West Cameron Area
                         West Addition Block 368         07/01/83      5,000.00    Producing      All of Block 368,  West  Cameron
                                                                                                  Area, West Addition, OCS Leasing
                                                                                                  Map, Louisiana Map No. 1A.


                                                                                                  Exhibit A-1 - Leases - Page 1 of 2


                                  EXHIBIT "A-2"
                                  -------------

                                    INTERESTS
                                    ---------

                To the Purchase and Sale Agreement By and Between
 American Resources Offshore, Inc. and Fidelity Exploration & Production Company

                                                                     Payment
                       Interest Before        Interest If Only          A             Interest After
                          Any Payout         Payout A Occurs      Defined by     Any and All Payouts
Block     Lease         WI         NRI        WI           NRI     Contract No.    WI            NRI
                                                                        *
------------------------------------------------------------------------------------------------------
BA A2     G18903     4.93340    3.94672      4.44010     3.55204       9512      4.44010       3.55204

BA A2     G18903     0.82233    0.65790      0.74010     0.59208       9512      0.74010       0.59208

BA 542    G12465     0.82233    0.68527      0.82233     0.68527       9908      0.82233       0.68527

GA 213    G17120     6.66680    5.33340      6.00012     4.80010       9512      6.00012       4.80010

GA 418    G18921     6.00000    4.80000      5.40000     4.32000       9512      5.40000       4.32000

HI 37     G15769     3.33333    2.60000      3.00000     2.34000       9407      3.00000       2.34000

HI 37     G15769     5.33333    4.16001      4.80000     3.74400       9407      4.80000       3.74400



                             Type
               Current        of
Block          Status      Leasehold    Description
--------------------------------------------------------------------------------


BA A2            BPO          RT        All of Block A-2,  Brazos Area, less and
                                        except  the SW/4  from  surface  down to
                                        50,000',  OCS Leasing Map, Texas Map No.
                                        5.

BA A2            BPO          RT        Block  A-2,   Brazos  Area,   SW/4  from
                                        surface  down to  50,000',  OCS  Leasing
                                        Map, Texas Map No. 5.

BA 542           APO          OR        Block 542,  Brazos Area, NE/4 SE/4; SE/4
                                        NW/4 WE/4:  S/2 SE/4;  from surface down
                                        to 50,000,  OCS Leasing  Map,  Texas Map
                                        No. 5

GA 213           APO          RT(1)     That  portion  of Block  213,  Galveston
                                        Area,  OCS Leasing Map, Texas Map No. 6,
                                        seaward of the  Federal/State  Boundary,
                                        specifically  described in the OCS Block
                                        Diagram   attached  to  the  Lease  Form
                                        MMS-2005.

GA 418           BPO          RT        All of Block 418,  Galveston  Area,  OCS
                                        Leasing Map, Texas Map No. 6.

HI 37            BPO          RT(2)     All of Block 37, High Island  Area,  OCS
                                        Leasing  Map,  Texas  No.  7,  less  and
                                        except  the  OCS-G  15769 No. 1 well and
                                        any production therefrom.

HI 37            BPO          RT        OCS-G15769 No. 1 Well




*Contract No. As Listed in                RT = Record Title
Exhibit A-3 to this Assignment            OR = Operating Rights
                                          RI = Royalty Interest

                                          Exhibit A-2 - Interests - Page  1 of 5

                                  EXHIBIT "A-2"

                                    INTERESTS

                To the Purchase and Sale Agreement By and Between
 American Resources Offshore, Inc. and Fidelity Exploration & Production Company

                                                                     Payment
                       Interest Before        Interest If Only          A             Interest After
                          Any Payout         Payout A Occurs      Defined by     Any and All Payouts
Block     Lease         WI         NRI        WI           NRI     Contract No.    WI            NRI
                                                                        *
------------------------------------------------------------------------------------------------------

SS 150    G0419-A    10.0000    6.83333      10.0000     6.48333       9001      10.0000       6.48333

SS 150    G0419-B    0.00000    0.50000      0.00000     0.50000       9001      0.00000       0.50000



                             Type
               Current        of
Block          Status      Leasehold    Description
--------------------------------------------------------------------------------

SS 150           BPO          OR3       OCS 0419,  INSOFAR  AND ONLY  INSOFAR As
                                        the Lease  covers  the W/2;  NE/4 of the
                                        NE4;  N/2 of the NW/4 of the NE/4;  SW/4
                                        of the  NW/4  of the  NE/4;  SW/4 of the
                                        NE/4; NE/4 of the SE/4 of the NE/4; SW/4
                                        of  the  SE/4  of the  NE/4;  W/2 of the
                                        SE/4;  W/2 of the  NE/4  of the  SE/4 of
                                        Block 150, Ship Shoal Area,  INSOFAR AND
                                        ONLY  INSOFAR  as the lease  covers  and
                                        affects the  operating  rights in depths
                                        from  the  earth's  surface  down to the
                                        stratigraphic  equivalent  of  the  true
                                        vertical  depth of 11,177 (being the TVD
                                        drilled  in the OCS  0419  #9 Well  plus
                                        100'),  LESS AND EXCEPT the OCS 0419 No.
                                        B-3,  No.  B-4ST and No. C-1 Wells,  and
                                        FURTHER   LESS  AND   EXCEPT  OCS  0419,
                                        INSOFAR  AND ONLY  INSOFAR  as the lease
                                        covers and  affects the E/2 of the NW/4,
                                        the  SW/4 of the  NE/4,  the SW/4 of the
                                        NW/4 of the  NE/4,  and the  SW/4 of the
                                        NE/4 of the  NE/4  of  Block  150,  Ship
                                        Shoal Area, and further  limited INSOFAR
                                        AND ONLY INSOFAR as the lease covers and
                                        affects  operating rights in depths from
                                        the   earth's   surface   down   to  the
                                        stratigraphic the true vertical depth of
                                        10, 625 feet  (being the TVD  drilled in
                                        the OCS 0419 #C-1 Well,  plus 100') LESS
                                        AND EXCEPT the stratigraphic equivalents
                                        ot the BN-7  Sand,  1-3 Sand,  1-4 Sand,
                                        and J-1 Sand.

SS 150           APO          RI7       OCS-0419,  INSOFAR  AND ONLY  INSOFAR as
                                        the lease  covers and affects the E/2 of
                                        the NW/4, the SW/4 of the NE/4, the SW/4
                                        of the NW/4 of the NE/4, and the SW/4 of
                                        the NE/4 of the NE/4 of Block 150,  Ship
                                        Shoal Area, and further  limited INSOFAR
                                        AND ONLY INSOFAR as the lease covers and
                                        affects  operating rights in depths from
                                        the   earth's   surface   down   to  the
                                        stratigraphic  equivalent  of  the  true
                                        vertical depth of 10,625 feet (being the
                                        TVD  drilled  in the OCS 0419 #C-1 Well,
                                        plus   100')   LESS   AND   EXCEPT   the
                                        stratigraphic  equivalents  of the  BN-7
                                        Sand, 1-3 Sand, 1-4 Sand and J-1 Sand.





*Contract No. As Listed in                RT = Record Title
Exhibit A-3 to this Assignment            OR = Operating Rights
                                          RI = Royalty Interest

                                          Exhibit A-2 - Interests - Page  2 of 5

                                  EXHIBIT "A-2"

                                    INTERESTS

                To the Purchase and Sale Agreement By and Between
 American Resources Offshore, Inc. and Fidelity Exploration & Production Company

                                                                      Payment
                       Interest Before        Interest If Only          A             Interest After
                          Any Payout         Payout A Occurs      Defined by     Any and All Payouts
Block     Lease         WI         NRI        WI           NRI     Contract No.    WI            NRI
                                                                        *
------------------------------------------------------------------------------------------------------

SS 150    G0419-B3   10.00000   6.80533      10.00000    6.45553       9001      10.00000      6.45553

SS 150    G0419-B4   10.00000   6.83333      10.00000    6.48333       9001      10.00000      6.48333

SS 150    G0419-C1   0.00000    0.33340      0.00000     0.50000       9619      0.00000       0.50000

ST 211    G16435     6.66680    5.33344      6.00012     4.80010       9512      6.00012       4.80010

ST 211    G16435      0.00000   0.19200      0.36001     0.45491       9512      0.36001       0.45491

WC 152    G16122      4.60000   3.58800      4.14000     3.22920       9407      4.14000       3.22920


WC 152    G16122      0.00000   0.13034      0.00000     0.13034       0103      0.00000       0.13034

                             Type
               Current        of
Block          Status      Leasehold    Description
--------------------------------------------------------------------------------

SS 150           BPO         OR3&4      OCS 0419 No. B-3 Well

SS 150           BPO          OR3       OCS 0419 No. B-4ST Well

SS 150           BPO          RT        OCS-G0419 No. C-1 Well

ST 211           APO          RT5       All of Block 211, South  Timbalier Area,
                                        South   Addition,   OCS   Leasing   Map,
                                        Louisiana Map No. 6A; less the SW/4 SW/4
                                        from the earth's surface to 10,380' TVD.

ST 211           APO          RT        SW/4 SW/4  Block 211,  South  Timbalier,
                                        South   Addition,   OCS   Leasing   Map,
                                        Louisiana  Map No. 6A;  from the earth's
                                        surface to 10,380' TVD.

WC 152           BPO          RT8       All of Block  152,  West  Cameron  Area,
                                        less and except the S/2 from the surface
                                        down  to  7,000',   OCS   Leasing   Map,
                                        Louisiana Map No. 1.

WC 152           APO          RT8       S/2 of Block  152,  West  Cameron  Area,
                                        from the  surface  down to  7,000',  OCS
                                        Leasing


*Contract No. As Listed in                RT = Record Title
Exhibit A-3 to this Assignment            OR = Operating Rights
                                          RI = Royalty Interest

                                          Exhibit A-2 - Interests - Page  3 of 5


                                  EXHIBIT "A-2"

                                    INTERESTS

                To the Purchase and Sale Agreement By and Between
 American Resources Offshore, Inc. and Fidelity Exploration & Production Company


                                                                     Payment
                       Interest Before        Interest If Only          A             Interest After
                          Any Payout         Payout A Occurs      Defined by     Any and All Payouts
Block     Lease         WI         NRI        WI           NRI     Contract No.    WI            NRI
                                                                        *
------------------------------------------------------------------------------------------------------

WC 172    G01998     5.40000    4.21200      4.86000     3.79080       9407      4.86000       3.79080


WC 0172   G01998-A   0.00000    0.000000     1.350000    1.053000      9407      1.215000      0.947700


                             Type
               Current        of
Block          Status      Leasehold    Description
--------------------------------------------------------------------------------
WC 172
                 APO          OR6       Oil and Gas  Lease  of  Submerged  Lands
                                        under the Outer  Continental Shelf Lands
                                        Act   between   the  United   States  of
                                        America,  as  Lessor,  and  Chevron  Oil
                                        Company,  as  Lessee,   dated  effective
                                        February 1, 1971, designated with serial
                                        No.  OCS-G 1998 (the  "Lease"),  INSOFAR
                                        AND ONLY  INSOFAR  as the  Lease  covers
                                        Block 172,  West Cameron  Area, as shown
                                        on  Official  containing   approximately
                                        5,000 acres, and FURTHER INSOFAR ONLY as
                                        to  operating   rights  in  and  to  the
                                        following portions and depths:  N/2, N/2
                                        of the S/2 from  7,000'  TVD and  below;
                                        N/2,  SW/4,  N/2 of the SE/4, N/2 of the
                                        SW/4 of the SE/4 and NW/4 of the SE/4 of
                                        the SE/4 from the  surface  of the earth
                                        down to  7,000'  TVD;  N/2 of the S/2 of
                                        the  SW/4,  N/2 of the  SW/4 of the SE/4
                                        and NW/4 of the  SE/4 of the  SE/4  from
                                        8,200' TVD and below;  S/2 of the S/2 of
                                        the SW/4  from  10,000'  TVD and  below,
                                        LESS AND EXCEPT  operating rights in the
                                        following  portions and depths:  NW/4 of
                                        the  NW/4  from  those  depth  intervals
                                        described    as    the     stratigraphic
                                        equivalent  of the Middle Cib Op Sand as
                                        seen in the  OCS-G  1998  No.  E-1  Well
                                        between  the depths of 9,933' and 9,987'
                                        measured  depth,  and the  stratigraphic
                                        equivalent  of the  Upper Cib Op Sand as
                                        seen in the same well between the depths
                                        of 9,499' and 9,593' measured depth.

                 APO          OR        OCS-G01998,   Block  172,  West  Cameron
WC 0172                                 Area,  INSOFAR  AND ONLY  INSOFAR  AS to
                                        operating  rights in NW/4 of the NW/4 of
                                        Block  172 from  those  depth  intervals
                                        described    as    the     stratigraphic
                                        equivalent  of the Middle Cib Op Sand as
                                        seen in the  OCS-G  1998  No.  E-1  Well
                                        between  the depths of 9,933' and 9,987'
                                        measured  depth,  and the  stratigraphic
                                        equivalent  of the  Upper Cib Op Sand as
                                        seen in the same well between the depths
                                        of 9,499'  and  9,593'  measured  depth,
                                        including without limitation, all right,
                                        title and interest in the OCS-G 1998 No.
                                        E-1 Well.

*Contract No. As Listed in                RT = Record Title
Exhibit A-3 to this Assignment            OR = Operating Rights
                                          RI = Royalty Interest

                                          Exhibit A-2 - Interests - Page  4 of 5

                                  EXHIBIT "A-2"

                                    INTERESTS

                To the Purchase and Sale Agreement By and Between
 American Resources Offshore, Inc. and Fidelity Exploration & Production Company

                                                                     Payment
                       Interest Before        Interest If Only          A             Interest After
                          Any Payout         Payout A Occurs      Defined by     Any and All Payouts
Block     Lease         WI         NRI        WI           NRI     Contract No.    WI            NRI
                                                                        *
------------------------------------------------------------------------------------------------------

WC 195    G16123     4.60000    3.58800      4.14000     3.22920       9407      4.14000       3.22920

WC 0368   G05315     6.00000    4.23977      0.00000     0.00000                 6.00000       4.23977

WC 0368   G05315     5.87360    4.15042      5.87356     4.15042                 5.87356       4.15042

WC 0368   G05315     0.00000    0.542166     0.00000     0.00000                 0.00000       0.542166

WC 0368   G05315     0.00000    0.032814     0.00000     0.00000                 0.00000       0.032814


                             Type
               Current        of
Block          Status      Leasehold    Description
--------------------------------------------------------------------------------

WC 195           BPO          RT9       All of Block  195,  West  Cameron  Area,
                                        less  and   except  the  SE/4  from  the
                                        surface  down  to  12,000'  SSTVD,   OCS
                                        Leasing Map, Louisiana Map No. 1.

WC 0368                       RT        All of Block  368,  West  Cameron  Area,
                                        West   Addition,    OCS   Leasing   Map,
                                        Louisiana Map No. 1A.

WC 0368                       OR        All of Block  368,  West  Cameron  Area,
                                        West  Addition,  LIMITED to those depths
                                        from the  subsea  surface  down to 9,584
                                        feet TVD.

WC 0368                       RI        All of Block  368,  West  Cameron  Area,
                                        West   Addition,    OCS   Leasing   Map,
                                        Louisiana Map No. 1A.

WC 0368                       RI        All of Block  368,  West  Cameron  Area,
                                        West  Addition,  LIMITED to those depths
                                        from the  subsea  surface  down to 9,584
                                        feet TVD.


Footnotes to Leasehold Description

1 Interest in #1 Well suspended due to non-consent on sidetrack operation under JOA dated February 1, 1997 (Contract No. 9705).
2 Subject to Farmout Agreement dated July 1, 2002, by and between American Resources Offshore, Inc. and Pure Resources, L.P.
3 The interests shown in the "Interest After Payout" columns is actually the interest after an escalation of ORRI, based on a cumulative production under the terms of the Chevron Farmout Agreement (Contract No. 9001), it is displayed in these columns for simplicity of presentation.
4 Interest subject to the overriding royalty interest assignment to Jack G. Avare, et ux.
5 Subject to the terms and conditions of a farmout agreement as outlined in the Letter Ageement (Contract No. 9902) by and between ARO and Spinnaker
     Exploration Company regarding the SW/4 of the SW/4 of Block 211, South Timbalier Area, South Addition.
6 ARO owns additional contractual rights in the OCS-G1998 No. D-1 Well as the result of the acceptance of a proportionate share of non-consent interest in the well.
7 The interest shown is that reserved under the terms of the Pennzoil Farmout Agreement (Contract No. 9619). Assignments pursuant to this Agreement may not have been approved by the MMS.
8 Subject to Farmout Agreement dated April 6, 2001, by and between TDC Energy and American Resources Offshore, Inc., et al., covering Block 152, West Cameron Area, Offshore, Louisiana.
9 Subject to Letter Agreement dated May 10, 2001, by and between Pure Resources, L.P. and American Resources Offshore, Inc., covering Block 195, West Cameron Area, Offshore, Louisiana.

*Contract No. As Listed in                RT = Record Title
Exhibit A-3 to this Assignment            OR = Operating Rights
                                          RI = Royalty Interest

                                          Exhibit A-2 - Interests - Page  5 of 5

                             EXHIBIT A-3 - CONTRACTS

                To the Purchase and Sale Agreement by and between American Resources Offshore, Inc. and Fidelity Exploration & Production Company




    ARO
Contract No.
------------

    8701 Offshore Operating Agreement dated April 30, 1987 by and between Century Offshore Management Corporation (Operator) and Apache Corporation (Non-Operator) covering Block 368, West Cameron Area, Offshore Louisiana.

    8702 Farmout Agreement, dated April 20, 1987, by and between Shell Offshore, Inc., et al, as farmors and Century Offshore Management Corporation covering OCS-G 5315, Block 368, West Cameron Area, West Addition, Offshore Louisiana.

    9001 Farmout Agreement dated effective August 30, 1990, by and between Chevron U.S.A., Inc., as farmor, and Century Offshore Management Corporation, as farmee, covering a portion of OCS 0419, Block 150, Ship Shoal Area, Offshore Louisiana.

    9101 Gas Purchase Contract dated December 1, 1991 by and between Amoco Energy Trading Corporation (Buyer) and K. E. Resources, Ltd. (Seller).

    9405 Joint Operating Agreement dated December 1, 1994, as amended, by and between Century Offshore Management Corporation (Operator), and Settle Oil and Gas Company and Southern Gas Company of Delaware, Inc. (Non-Operators), covering Block 150, Ship Shoal Area, Offshore Louisiana.


                                          Exhibit A-3 - Contracts - Page 1 of 11

                             EXHIBIT A-3 - CONTRACTS

                To the Purchase and Sale Agreement by and between American Resources Offshore, Inc. and Fidelity Exploration & Production Company

    ARO
Contract No.
------------


    9406 Purchase and Sale Agreement dated effective October 31, 1994, by and between Settle Oil and Gas Company (seller) and Southern Gas Company of Delaware, Inc. covering the sale of interest in a portion of OCS 419, Block 150, Ship Shoal Area.

    9407        Louisiana Offshore Ventures Program dated January 1, 1994.

    9408 Purchase and Sale Agreement dated effective October 31, 1994, by and between Settle Oil and Gas Company (seller) and American Resources of Delaware, Inc. the sale of interest in a portion of OCS 419, Block 150, Ship Shoal Area.

    9409 Letter Agreement dated December 30, 1994, by and between Settle Oil and Gas Company and Southern Gas Company of Delaware, Inc. covering a portion of OCS 419, Block 150, Ship Shoal Area.

    9511 Joint Operating Agreement dated December 1, 1995, as amended, between IP Petroleum Company, Inc. (Operator) and Teco Gas & Oil, Inc., et al (Non-Operators), covering Block 37, High Island Area, Offshore Texas, as amended July 12, 1997.

    9512        Texas 3D Ventures Program Agreement dated April 1, 1995

    9513 Letter Agreement dated May 26, 1995 by and between Settle Oil and Gas Company and Southern Gas Company of Delaware, Inc. covering a portion of OCS 419, Block 150, Ship Shoal Area.


                                          Exhibit A-3 - Contracts - Page 2 of 11

                             EXHIBIT A-3 - CONTRACTS

                To the Purchase and Sale Agreement by and between American Resources Offshore, Inc. and Fidelity Exploration & Production Company

    ARO
Contract No.
------------


    9514 Severance Agreement dated effective November 30, 1995 by and between American Resources of Delaware, Inc. and Andrew J. Kacic including a provision for the assignment of an overriding royalty interest on the OCS 419 No. B4ST Well at Ship Shoal Block 150, and the Assignments to be executed pursuant thereto.

    9609 Joint Operating Agreement dated June 1, 1996, between IP Petroleum Company, Inc. (Operator) and TECO Gas & Oil, Inc., et al (Non-Operators), covering Block 195, West Cameron Area, Offshore, Louisiana, as amended July 12, 1997.

    9613 Joint Operating Agreement dated July 1, 1996, between IP Petroleum Company, Inc. (Operator) and TECO Gas & Oil, Inc., et al (Non-Operators), covering Block 152, West Cameron Area, Offshore, Louisiana, as amended July 12, 1997.


    9619 Farmout Agreement dated November 14, 1996, as amended, by and between Century Offshore Management Corporation and American
                Resources of Delaware, Inc., as Farmors, and Pennzoil Exploration and Production Company , as Farmee, covering a portion of OCS 0419, Block 150, Ship Shoal Area, Offshore Louisiana.


                                          Exhibit A-3 - Contracts - Page 3 of 11

                             EXHIBIT A-3 - CONTRACTS

                To the Purchase and Sale Agreement by and between American Resources Offshore, Inc. and Fidelity Exploration & Production Company

    ARO
Contract No.
------------

    9621 Area of Mutual Interest dated March 26, 1996, covering the "South Timbalier Area Block 211", by and between IP Petroleum Company, Inc., The William G. Helis Company, L.L.C., MG Oil & Gas Corp., TECO Gas & Oil, Inc. and Houston Energy & Development, Inc.

    9622 Area of Mutual Interest dated April 16, 1996, covering the "High Island Area Block 37", by and between IP Petroleum Company, Inc., Cockrell Oil and Gas, L.P., TECO Gas & Oil, Inc., MG Oil & Gas Corp., The William G. Helis Company, L.L.C. and Browning Offshore, Inc.

    9623 Joint Operating Agreement dated July 1, 1996, as amended, between IP Petroleum, Inc. (Operator) and TECO Gas & Oil, Inc., Et Al (Non-Operators), covering Block 211, South Timbalier Area, Offshore Louisiana.

    9624 Area of Mutual Interest dated August 22, 1996, covering the "Galveston 213 AMI", by and between IP Petroleum Company, Inc., MG Oil and Gas Corp., The William G. Helis Company, L.L.C., Houston Energy and Development, Inc. and TECO Gas & Oil, Inc.

    9625 Platform Use Agreement dated May 26, 1996, by and between Century Offshore Management Corporation, Settle Oil & Gas Company, and Southern Gas Company of Delaware, Inc. regarding the production and processing of oil and gas attributable to Southern's interest through platform, facilities and pipelines owned by Century and Settle, covering Ship Shoal Block 150.

    9626 Letter Agreement dated September 23, 1996, between IP Petroleum Company, Inc., and Cockrell Oil Corporation, covering the High Island Block 37.

                                          Exhibit A-3 - Contracts - Page 4 of 11

                             EXHIBIT A-3 - CONTRACTS

                To the Purchase and Sale Agreement by and between American Resources Offshore, Inc. and Fidelity Exploration & Production Company

    ARO
Contract No.
------------

    9627 Letter Agreement dated October 3, 1996, between IP Petroleum Company, Inc. and Cockrell Oil Corporation, covering High Island Block 37.

    9705 Joint Operating Agreement dated February 1, 1997, between IP Petroleum Company, Inc. (Operator) and TECO Gas & Oil, Inc., et al (Non-Operators), covering Block 213, Galveston Area, Offshore Texas.

    9708 Joint Operating Agreement dated August 1, 1997, between IP Petroleum Company, Inc. (Operator) and Teco Gas & Oil, Inc., et al (Non-Operators), covering Block 172, West Cameron Area, Offshore Louisiana.

    9711 Exchange Agreement dated August 21, 1997, between Chevron U.S.A., Inc. and IP Petroleum Company, Inc. and covering federal offshore leases OCS-G 1998, West Cameron Block 172 and OCS-G 14300.

    9714 Production Handling Agreement dated September 23, 1997 by and between the owners of West Cameron Block 364 and the owners of West Cameron Block 368, as defined in the Agreement, regarding the processing of natural gas, condensate and water produced from Block 364 at the production facilities located on Block 368.

    9716 Bidding Agreement dated August 20, 1997, between IP Petroleum Company, Inc., Teco Gas & Oil, Inc. The William G. Helis Company, L.L.C., and Houston Energy & Development, Inc.
                regarding the bidding process for the purchase of Block 418, Galveston Area and stipulating the form of the Operating Agreement for the Lease.


                                          Exhibit A-3 - Contracts - Page 5 of 11

                             EXHIBIT A-3 - CONTRACTS

                To the Purchase and Sale Agreement by and between American Resources Offshore, Inc. and Fidelity Exploration & Production Company

    ARO
Contract No.
------------

    9717 Joint Operating Agreement dated August 22, 1997, between IP Petroleum Company, Inc. and Barrett Resources Corporation (CoOperator) and The William G. Helis Company, L.L.C., et al (Non-Operators), covering Block A2 High Island Area, Offshore, Texas, attached as Exhibit "B" to the Bidding Agreement effective the same date and by and between the same parties.

    9722 Area of Mutual Interest dated July 17, 1997, covering the "West Cameron Area Block 172", by and between IP Petroleum Company, Inc., TECO Gas & Oil, Inc., The William G. Helis Company, L.L.C. and Browning Offshore, Inc.

                Area of  Mutual  Interest  dated  and  effective  August 6, 1997
    9723 covering the "Galveston Area Block 418 AMI", by and between IP Petroleum Company, Inc., The William G. Helis Company, L.L.C., Houston Energy and Development, Inc. and TECO Gas and Oil, Inc.

                Purchase and Sale Agreement dated  effective  September 1, 1997,
    9724 by and between K. E. Resources, Ltd. (seller) and American Resources Offshore, Inc. covering the sale of interest in OCS-G 5315, Block 368, West Cameron Area, West Addition, OCS-G 1525, Block 222, Ship Shoal Area and OCS-G 1984, Block 225, Ship Shoal Area, Offshore Louisiana.

    9801 Farmout Agreement dated December 29, 2000, by and between Century Offshore Management Corporation, as farmee, and American Resources Offshore, Inc., and Fidelity Oil Holdings, Inc., as farmees, covering a portion of OCS-G05315, Block 368, West Cameron Area, West Addition, Offshore Louisiana.


                                          Exhibit A-3 - Contracts - Page 6 of 11

                             EXHIBIT A-3 - CONTRACTS

                To the Purchase and Sale Agreement by and between American Resources Offshore, Inc. and Fidelity Exploration & Production Company

    ARO
Contract No.
------------

    9806 Closing Agreement dated January 5, 1998, effective November 1, 1997, by and between Apache Corporation (Seller) and American Resources, Inc. (Buyer) covering the sale of interest in
                OCS-G05315, Block 368, West Cameron Area, West Addition, Offshore Louisiana.

    9807 Letter Agreement dated January 23, 1998, effective November 1, 1997, by and between Nuevo Energy Company (Seller) and American Resources, Inc. (Buyer), covering the sale of interest in OCS-G05315, Block 368, West Cameron Area, West Addition, Offshore Louisiana.

                Purchase and Sale  Agreement  dated  February  17, 1998,  by and
    9808 between American Resources Offshore, Inc., as Buyer and TECO Oil and Gas, Inc., as Seller.

    9809 Joint Operating Agreement dated January 1, 1998, between The William G. Helis Company, L.L.C. (Operator) and American Resources Offshore, Inc., Et Al (Non-Operators), covering Block 418, Galveston Area, Offshore Texas.

    9810 Farmout Agreement dated October 28, 1998, by and between Century Offshore Management Corporation, as farmor, and American Resources Offshore, Inc., as farmee, covering a portion of
                OCS-G05315, Block 368, West Cameron Area, West Addition, Offshore Louisiana.

    9903 Purchase and Sale Agreement dated March 9, 1999, by and between American Resources Offshore, Inc. (Seller) and Challenger Minerals, Inc. (Buyer) covering the sale of interest in a portion of OCS-G01998, Block 172, West Cameron Area, Offshore Louisiana.



                                          Exhibit A-3 - Contracts - Page 7 of 11

                             EXHIBIT A-3 - CONTRACTS

                To the Purchase and Sale Agreement by and between American Resources Offshore, Inc. and Fidelity Exploration & Production Company

    ARO
Contract No.
------------

    9905 Participation Agreement dated August 2, 1999 by and between IP Petroleum Company, Inc. ("IPP"), The William G. Helis Company, L.L.C. ("Helis"), American Resources Offshore, Inc. ("ARO"), Challenger Minerals, Inc. ("CMI"), JN Exploration Company & Production Limited Partnership ("JN"), Panaco, Inc. ("Panaco"), and Equitable Production Company ("Equitable") covering West Cameron Block 172.

    9906 Farmout Agreement dated August 20, 1999 by and between the lease owners of OCS-G 14538, Block 212, South Timbalier Area, South Addition, and OCS-G 16435, Block 211, South Timbalier Area, South Addition, Offshore Louisiana, as Farmors and Spinnaker Exploration Company, as Farmee, defining the terms and conditions of the farmout of the SW/4 SW/4 of the Lease.

    9907 Operating Agreement dated July 30, 1999, by and between Spinnaker Exploration Company, L.L.C., Ocean Energy, Inc. and Case-Pomeroy Oil Corporation, as it covers INSOFAR AND ONLY INSOFAR as SW/4 SW/4 of South Timbalier Block 211.

    9908 Joint Development Agreement dated November 11, 1999, by and between Cockrell Oil and Gas, L.P., Newfield Exploration Company, IP Petroleum Company, Inc., American Resources Offshore, Inc., Samson Offshore Company, Houston Energy, Inc. and The William G. Helis Company, L.L.C.

    0001 Agreement and Settlement of Compromise dated March 22, 2000, by and between American Resources Offshore, Inc. ("ARO"), The William G. Helis Company, L.L.C. ("Helis"), Basin Exploration, Inc. ("Basin") and Fidelity Oil Holdings, Inc. ("Fidelity") covering West Cameron Block 172.


                                          Exhibit A-3 - Contracts - Page 8 of 11

                             EXHIBIT A-3 - CONTRACTS

                To the Purchase and Sale Agreement by and between American Resources Offshore, Inc. and Fidelity Exploration & Production Company

    ARO
Contract No.
------------

    0002 Offer to Purchase dated April 19, 2000, by and between American Resources Offshore, Inc., as Seller, and IP Petroleum Company, Inc., and The William G. Helis Company, L.L.C., as Buyer, covering High Island Block 37.

    0003 Ratification of Operating Agreement dated September 1, 2000, to the Joint Operating Agreement dated January 1, 1998, whereas Virgin Offshore U.S.A., Inc. ("Virgin") has acquired a portion of the interests covering Galveston Block 418, of The William G. Helis Company, L.L.C., American Resources Offshore, Inc., Duke Energy Hydrocarbons, LLC, and Houston Energy, Inc., in the Lease.

    0004 Ratification of Operating Agreement dated September 1, 2000, to the Joint Operating Agreement dated January 1, 1998, whereas Palace Exploration Company ("Palace") has acquired a portion of the interests covering Galveston Block 418, of The William G. Helis Company, L.L.C., American Resources Offshore, Inc., Duke Energy Hydrocarbons, LLC, and Houston Energy, Inc., in the Lease.

    0005 Ratification of Operating Agreement dated September 1, 2000, to the Joint Operating Agreement dated January 1, 1998, whereas Duke Energy Hydrocarbons, LLC ("DEH") has acquired a portion of the interests covering Galveston Block 418, of Fidelity Oil Holdings, Inc., American Resources Offshore, Inc., and Houston Energy, Inc., in the Lease.

    0006 Letter Agreement dated September 21, 2000, but effective as of September 1, 2000 by and between Fidelity Oil Holdings, Inc. ("Fidelity"), American Resources Offshore, Inc. ("ARO"), Houston Energy, Inc. ("HEI") (hereinafter sometimes collectively referred to as "Assignors"), and Duke Energy Hydrocarbons, LLC ("DEH") (hereinafter sometimes referred to as "Assignee") covering Galveston Block 418.

                                          Exhibit A-3 - Contracts - Page 9 of 11

                             EXHIBIT A-3 - CONTRACTS

                To the Purchase and Sale Agreement by and between American Resources Offshore, Inc. and Fidelity Exploration & Production Company

    ARO
Contract No.
------------

    0007        Letter  Agreement  dated  October 4, 2000 between The William G.
                Helis Company, L.L.C. ("Helis"), American Resources Offshore, Inc. ("ARO"), Houston Energy, Inc. ("HEI") and Fidelity Oil Holdings, Inc. ("Fidelity") covering Galveston Block 418.

    0008 Letter Agreement dated October 10, 2000, but effective as of September 1, 2000 by and between The William G. Helis Company, L.L.C. ("Helis"), American Resources Offshore, Inc. ("ARO"), Houston Energy, Inc. ("HEI") and Duke Energy Hydrocarbons, LLC ("DEH") (hereinafter sometimes collectively referred to as "Assignors") and Virgin Offshore U.S.A., Inc. ("Virgin") (hereinafter sometimes referred to as "Assignee") covering Galveston Block 418.

    0009 Letter Agreement dated October 16, 2000, but effective as of September 1, 2000 by and between The William G. Helis Company, L.L.C. ("Helis"), American Resources Offshore, Inc. ("ARO"), Houston Energy, Inc. ("HEI") and Duke Energy Hydrocarbons, LLC ("DEH") (hereinafter sometimes collectively referred to as "Assignors") and Palace Exploration Company ("Palace") (hereinafter sometimes referred to as "Assignee") covering Galveston Block 418.

    0010 Production Handling Agreement dated December 10, 2000, Century Exploration Company, as Producer, and Century Exploration Company, American Resources Offshore, Inc., and Fidelity Oil Holdings, Inc., as Handler, covering West Cameron Block 368.


                                         Exhibit A-3 - Contracts - Page 10 of 11

                             EXHIBIT A-3 - CONTRACTS

                To the Purchase and Sale Agreement by and between American Resources Offshore, Inc. and Fidelity Exploration & Production Company

    ARO
Contract No.
------------

    0101 Production Handling Agreement dated April 16, 2001, by and between Pure Partners, L.P. ("Pure"), Duke Energy Hydrocarbons, LLC ("DEH"), The William G. Helis Company, L.L.C. ("Helis"), Houston Energy, Inc. ("HEI"), Shell Offshore Properties and Capital II, Inc. ("SOPAC"), American Resources Offshore, Inc. ("ARO"), Fidelity Oil Holdings, Inc. ("Fidelity"), H.E.&D. Offshore, Inc. ("HED"), Palace Exploration Company ("Palace") and Virgin Offshore U.S.A., Inc. ("Virgin") sometimes hereinafter referred to collectively as the "Parties" and individually as "Party", covering Galveston Block 418.

    0102 Letter Agreement date May 10, 2001, by and between Pure Resources, L.P. and American Resources Offshore, Inc., covering Block 195, West Cameron Area, Offshore, Louisiana.

    0103 Farmout Agreement dated April 6, 2001, by and between TDC Energy (Farmee) and American Resources Offshore, Inc., et al, (Farmor) covering Block 152, West Cameron Area, Offshore, Louisiana.

    0201 Farmout Agreement dated July 1, 2002, by and between American Resources Offshore, Inc. (Farmor) and Pure Resources, L.P. (Farmee) covering Block 37, High Island Area, Offshore Texas.

    0202 Operating and Platform Use Agreement dated September 19, 2002, by and between Century Exploration Company, as Operator and Century Exploration Company, American Resources Offshore, Inc., and Fidelity Exploration & Production Company, as Producers, covering West Cameron Block 368.


                                         Exhibit A-3 - Contracts - Page 11 of 11

                                   EXHIBIT A-4

                                     ASSETS

                To the Purchase and Sale Agreement By and Between
                     American Resources Offshore, Inc. and
                  Fidelity Exploration and Production Company


                                                                      ALLOCATED
PROPERTY                                                                VALUE
--------                                                                -----
Brazos Block A2                                                       $        0

Brazos Block 542                                                      $        0
Galveston Block 213                                                   $        0

Galveston Block 418                                                   $  625,000

High Island Block 37                                                  $        0

Ship Shoal Block 150                                                  $  727,000

South Timbalier Block 211                                             $  568,000

West Cameron Block 152                                                $    5,000

West Cameron Block 172                                                $  450,000

West Cameron Block 195                                                $        0

West Cameron Block 368                                                $  355,000
                                                                      ----------

                                                                      $2,730,000

                                  Schedule 2.03


                   Attached to and made apart of that certain
                     Asset Purchase and Sale Agreement among
                  American Resources Offshore, Inc. as "Seller"
                                       and
              Fidelity Exploration & Production Company, as "Buyer"


                                   PRELIMINARY
                                CLOSING STATEMENT
                  AMERICAN RESOURCES OFFSHORE, INC. / FIDELITY
                  --------------------------------------------


1.       AGREEMENT         Purchase and Sale Agreement  dated October 1, 2002 by
         ---------         and between  American  Resources  Offshore,  Inc., as
                           Seller,   and  Fidelity   Exploration   &  Production
                           Company, as Buyer (the "Agreement").

2.       ASSETS SOLD       All of Seller's  right,  title and interest in and to
         -----------       Oil and Gas Leases as follows:


                                                                 Effective Lease
         Lease No.         Block No.   Block Name                      Date
         ---------         ---------   ----------                      ----

         OCS-G 1998        WC 172      West Cameron Block 172        02/01/71
         OCS-G 5315        WC 368      West Cameron Block 368        07/01/83
         OCS-G 15769       HI 37       High Island Block 37          12/01/95
         OCS-G 16435       ST 211      South Timbalier Block 211     07/01/96
         OCS-G 17120       GA 213      Galveston Block 213           02/01/97
         OCS-G 18921       GA 418      Galveston Block 418           01/01/98
         OCS-G 0419        SS 150      Ship Shoal Block 150          11/01/54
         OCS-G 18903       BA A-2      Brazos Block A-2              01/01/98
         OCS-G 12465       BA 542      Brazos Block 542              11/01/90
         OCS-G 16122       WC 152      West Cameron Block 152        07/01/96
         OCS-G 16123       WC 195      West Cameron Block 195        06/01/96

                           and other property (the "Assets") more particularly described in the Agreement.


3.       EFFECTIVE TIME   October 1, 2002 at 7:00 a.m. C.S.T.
         --------------

4.       PURCHASE PRICE
         --------------
         Section 2.01                                           $2,730,000.00

                                             PLUS

         Section 2.03(a)(1)    Value of oil storage in a
                               Effective Time...............           (1)     .
                                                                ----------------
                                             PLUS

         Section 2.03(a)(2)    Post Effective Time operating
                               and capital expenditures paid
                               by Seller....................           (1)     .
                                                                ----------------
                                             PLUS

         Section 2.03(a)(3)    Post Effective Time Taxes paid
                               by Seller....................           (1)     .
                                                                 ---------------

                                             PLUS

         Section 2.03(a)(4)    Post Effective Time prepaid
                               expenses paid by Seller......           (1)     .
                                                                ----------------

                                             LESS

         Section 2.03(b)(1)    Proceeds received by Seller from
                               the sale of substances produced
                               after the Effective Time.....           (1)     .
                                                                ----------------

                                             LESS

         Section 2.03(b)(2)    Proceeds received by Seller from
                               the sale of Assets after the
                               Effective Time...............           (1)     .
                                                                ----------------
                                             LESS

         Section 2.03(b)(3)    Value of uncured Title
                               Defects......................           -0-     .
                                                                ----------------

                                             LESS

         Section 2.03(b)(4)    Pre-Effective Time Taxes
                               on production to be paid
                               by Buyer.....................           -0-     .
                                                                ----------------

         Section 2.04          ADJUSTED PURCHASE PRICE          $2,730,000.00(2)
                                                                ----------------

(1)      Estimate  subject to  confirmation  on a post closing basis pursuant to
         Section 1.05
(2)      To Be Paid by Wire Transfer

1.       The wiring instructions for American Resources Offshore, Inc.:

         Bank:                                 Bank One
         Transit Routing Number (ABA):         111000614
         Bank Account Number:                  157-183-4629
         Bank Account Name:                    American Resources Offshore, Inc.

2.       DOCUMENTS TO BE SIGNED AND DELIVERED
         BY SELLER AND BUYER AT CLOSING

         7.02(a)    Assignments of Record Title                  16435, 17120,
                                                                 17691, 18921,
                                                                 5315-1, 16122,
                                                                 16123, 18903

                    Assignments of Operating Rights              1998-1, 1998-2,
                                                                 1998-3, 1998-4,
                                                                 5315-2,0419-1,
                                                                 12465

                    Assignments of Overriding Royalty Interest   0419-2

         7.02(f)    Partial Release of Mortgages and Security Interests

                    UCC Release

         Such other instruments as are reasonably necessary to effectuate the conveyance of the Properties to the Buyer



BUYER                    SELLER

FIDELITY EXPLORATION &   AMERICAN RESOURCES
PRODUCTION COMPANY       OFFSHORE, INC.



By:________________________________        By:__________________________________


Its:_______________________________        Its:_________________________________


U.S. Tax ID No.:___________________        U.S. Tax ID No.:_____________________
1700 Lincoln, Suite 4600                   801 Travis, Suite 2100
Denver, Colorado  80203                    Houston, Texas  77002

                                Schedule 3.01(e)


                   Attached to and made apart of that certain
                     Asset Purchase and Sale Agreement among
                 American Resources Offshore, Inc., as "Seller"
                                       and
              Fidelity Exploration & Production Company, as "Buyer"





                    Suits, Claims, Demands or Investigations
                    ----------------------------------------



1. Cause No. 2002-14352 - OSCA Inc. vs IP Petroleum Company, Inc. in the 55th Judicial District Court of Harris County, Texas; covering High Island Block 37, OCS-G 15769. Buyer and Seller agree that Buyer assumes Seller's obligation and liability under this suit, and Buyer will receive the benefit under Counterclaim and Petition in Intervention filed on behalf of Buyer, Seller and others.

                                Schedule 3.01(o)


                   Attached to and made apart of that certain
                     Asset Purchase and Sale Agreement among
                 American Resources Offshore, Inc., as "Seller"
                                       and
              Fidelity Exploration & Production Company, as "Buyer"



                                 Gas Imbalances
                                 --------------






                                      None

                               Schedule 5.06(b)(8)


                   Attached to and made apart of that certain
                     Asset Purchase and Sale Agreement among
                 American Resources Offshore, Inc., as "Seller"
                                       and
              Fidelity Exploration & Production Company, as "Buyer"



                              Title Matters Waived
                              --------------------






                                      None

                                  Schedule 5.07


                   Attached to and made apart of that certain
                     Asset Purchase and Sale Agreement among
                 American Resources Offshore, Inc., as "Seller"
                                       and
              Fidelity Exploration & Production Company, as "Buyer"



                                  Casualty Loss
                                  -------------


1.       Ship Shoal Block 150 - OCS-G 0419 - Property  sustained  post Effective
         Time  hurricane  damage  to  platform  and  facility.   Buyer  will  be
         responsible for Seller's share of these damages.

2.       West Cameron Block 368 - OCS-G 5315 - Property sustained post Effective
         Time  hurricane  damage  to  platform  and  facility.   Buyer  will  be
         responsible for Seller's share of these damages.

Seller will, with Buyers approval file an insurance claim under Seller and Buyers joint property insurance coverage and will remit any funds received from the claim to Buyer net of deductibles. Buyer shall be responsible for Seller's share of any deductable.